SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: February 9, 1995

       Date of Earliest Event Reported: February 9, 1995

                  Equitable of Iowa Companies
     (Exact name of registrant as specified in its charter)


     Iowa                          0-8590               42-1083593
(State or other               (Commission File         (IRS Employer
jurisdiction of                    Number)           Identification No.)
incorporation)


           604 Locust Street, Des Moines, Iowa       50306
        (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (515) 245-6911






















Item 5.  Other Events.

     See attached press release dated February 9, 1995 which by this reference is incorporated herein.


Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K.


     99       February 9, 1995  Press Release





                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 1995                 EQUITABLE OF IOWA COMPANIES



                                   By   /s/ Paul E. Larson
                                      _____________________________
                                        Paul E. Larson
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)
























                       INDEX TO EXHIBITS
                   CURRENT REPORT ON FORM 8-K
                        February 9, 1995

                  EQUITABLE OF IOWA COMPANIES



99   Additional Exhibits

     February 9, 1995 Press Release